EXHIBIT 9.

                               Powers of Attorney

                                Power of Attorney

                                 With Respect To

                 First Ameritas Life Insurance Corp. of New York

              Variable Annuity and Variable Life Insurance Products



Donald Reiser,
whose signature appears below, constitutes and appoints Donald R. Stading and Mitchell Politzer, and any such person(s) as Donald R. Stading may designate in writing directed to the President of First Ameritas Life Insurance Corp. of New York, and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for First Ameritas Life Insurance Corp. of New York variable annuity and variable life insurance products, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

This Power of Attorney is effective June 6, 2000 and remains in effect until revoked or revised.


                                 /S/ Donald Reiser
                                 ----------------------
                                  Donald Reiser
                                 Vice President

                                Power of Attorney

                                 With Respect To

                 First Ameritas Life Insurance Corp. of New York

              Variable Annuity and Variable Life Insurance Products



Edmund G. Sullivan,
whose signature appears below, constitutes and appoints Donald R. Stading and Mitchell Politzer, and any such person(s) as Donald R. Stading may designate in writing directed to the President of First Ameritas Life Insurance Corp. of New York, and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for First Ameritas Life Insurance Corp. of New York variable annuity and variable life insurance products, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

This Power of Attorney is effective June 6, 2000 and remains in effect until revoked or revised.


                                /S/ Edmund G. Sullivan
                                 ----------------------
                                  Edmund G. Sullivan
                                    Director

                                Power of Attorney

                                 With Respect To

                 First Ameritas Life Insurance Corp. of New York

              Variable Annuity and Variable Life Insurance Products



James F. Nissen,
whose signature appears below, constitutes and appoints Donald R. Stading and Mitchell Politzer, and any such person(s) as Donald R. Stading may designate in writing directed to the President of First Ameritas Life Insurance Corp. of New York, and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for First Ameritas Life Insurance Corp. of New York variable annuity and variable life insurance products, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

This Power of Attorney is effective June 6, 2000 and remains in effect until revoked or revised.


                                 /S/ James F. Nissen
                                 ----------------------
                                 James F. Nissen
                                    Director

                               Power of Attorney

                                With Respect To

                First Ameritas Life Insurance Corp. of New York

             Variable Annuity and Variable Life Insurance Products



James E. Rembolt,
whose signature appears below, constitutes and appoints Donald R. Stading and Mitchell Politzer, and any such person(s) as Donald R. Stading may designate in writing directed to the President of First Ameritas Life Insurance Corp. of New York, and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for First Ameritas Life Insurance Corp. of New York variable annuity and variable life insurance products, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

This Power of Attorney is effective June 6, 2000 and remains in effect until revoked or revised.


                               /S/ James E. Rembolt
                               ----------------------
                                James E. Rembolt
                                Director

                                Power of Attorney

                                 With Respect To

                 First Ameritas Life Insurance Corp. of New York

              Variable Annuity and Variable Life Insurance Products



JoAnn M. Martin,
whose signature appears below, constitutes and appoints Donald R. Stading and Mitchell Politzer, and any such person(s) as Donald R. Stading may designate in writing directed to the President of First Ameritas Life Insurance Corp. of New York, and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for First Ameritas Life Insurance Corp. of New York variable annuity and variable life insurance products, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

This Power of Attorney is effective June 6, 2000 and remains in effect until revoked or revised.


                                  /S/ JoAnn M. Martin
                                  ----------------------
                                  JoAnn M. Martin
                                  Director, Vice President

                                Power of Attorney

                                 With Respect To

                 First Ameritas Life Insurance Corp. of New York

              Variable Annuity and Variable Life Insurance Products



John P. Carsten,
whose signature appears below, constitutes and appoints Donald R. Stading and Mitchell Politzer, and any such person(s) as Donald R. Stading may designate in writing directed to the President of First Ameritas Life Insurance Corp. of New York, and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for First Ameritas Life Insurance Corp. of New York variable annuity and variable life insurance products, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

This Power of Attorney is effective June 6, 2000 and remains in effect until revoked or revised.


                                /S/ John P. Carsten
                                 ----------------------
                                 John P. Carsten
                                 Director

                                Power of Attorney

                                 With Respect To

                 First Ameritas Life Insurance Corp. of New York

              Variable Annuity and Variable Life Insurance Products



Kenneth C. Louis,
whose signature appears below, constitutes and appoints Donald R. Stading and Mitchell Politzer, and any such person(s) as Donald R. Stading may designate in writing directed to the President of First Ameritas Life Insurance Corp. of New York, and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for First Ameritas Life Insurance Corp. of New York variable annuity and variable life insurance products, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

This Power of Attorney is effective June 6, 2000 and remains in effect until revoked or revised.


                                /S/   Kenneth C. Louis
                                 ----------------------
                                Kenneth C. Louis
                                Director, Chairman of the Board

                                Power of Attorney

                                 With Respect To

                 First Ameritas Life Insurance Corp. of New York

              Variable Annuity and Variable Life Insurance Products



Lawrence J. Arth,
whose signature appears below, constitutes and appoints Donald R. Stading and Mitchell Politzer, and any such person(s) as Donald R. Stading may designate in writing directed to the President of First Ameritas Life Insurance Corp. of New York, and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for First Ameritas Life Insurance Corp. of New York variable annuity and variable life insurance products, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

This Power of Attorney is effective June 6, 2000 and remains in effect until revoked or revised.


                               /S/ Lawrence J. Arth
                                ----------------------
                                Lawrence J. Arth
                                    Director

                                Power of Attorney

                                 With Respect To

                 First Ameritas Life Insurance Corp. of New York

              Variable Annuity and Variable Life Insurance Products



Mitchell F. Politzer,
whose signature appears below, constitutes and appoints Donald R. Stading and Mitchell Politzer, and any such person(s) as Donald R. Stading may designate in writing directed to the President of First Ameritas Life Insurance Corp. of New York, and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for First Ameritas Life Insurance Corp. of New York variable annuity and variable life insurance products, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

This Power of Attorney is effective June 6, 2000 and remains in effect until revoked or revised.


                              /S/ Mitchell F. Politzer
                                 ----------------------
                              Mitchell F. Politzer
                              President & Chief Executive Officer

                                Power of Attorney

                                 With Respect To

                 First Ameritas Life Insurance Corp. of New York

              Variable Annuity and Variable Life Insurance Products



Phyllis J. Carsten-Boyle,
whose signature appears below, constitutes and appoints Donald R. Stading and Mitchell Politzer, and any such person(s) as Donald R. Stading may designate in writing directed to the President of First Ameritas Life Insurance Corp. of New York, and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for First Ameritas Life Insurance Corp. of New York variable annuity and variable life insurance products, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

This Power of Attorney is effective June 6, 2000 and remains in effect until revoked or revised.


                            /S/  Phyllis J. Carsten-Boyle
                            ----------------------
                            Phyllis J. Carsten-Boyle
                            Director, Vice President

                                Power of Attorney

                                 With Respect To

                 First Ameritas Life Insurance Corp. of New York

              Variable Annuity and Variable Life Insurance Products



Robert C. Barth,
whose signature appears below, constitutes and appoints Donald R. Stading and Mitchell Politzer, and any such person(s) as Donald R. Stading may designate in writing directed to the President of First Ameritas Life Insurance Corp. of New York, and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for First Ameritas Life Insurance Corp. of New York variable annuity and variable life insurance products, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

This Power of Attorney is effective June 6, 2000 and remains in effect until revoked or revised.


                                  /S/ Robert C. Barth
                                 ----------------------
                                  Robert C. Barth
                                  Vice President, Controller

                                Power of Attorney

                                 With Respect To

                 First Ameritas Life Insurance Corp. of New York

              Variable Annuity and Variable Life Insurance Products



Robert J. Lanik,
whose signature appears below, constitutes and appoints Donald R. Stading and Mitchell Politzer, and any such person(s) as Donald R. Stading may designate in writing directed to the President of First Ameritas Life Insurance Corp. of New York, and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for First Ameritas Life Insurance Corp. of New York variable annuity and variable life insurance products, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

This Power of Attorney is effective June 6, 2000 and remains in effect until revoked or revised.


                                /S/ Robert J. Lanik
                                 ----------------------
                                 Robert J. Lanik
                                 Director

                                Power of Attorney

                                 With Respect To

                 First Ameritas Life Insurance Corp. of New York

              Variable Annuity and Variable Life Insurance Products



Thomas D. Higley,
whose signature appears below, constitutes and appoints Donald R. Stading and Mitchell Politzer, and any such person(s) as Donald R. Stading may designate in writing directed to the President of First Ameritas Life Insurance Corp. of New York, and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for First Ameritas Life Insurance Corp. of New York variable annuity and variable life insurance products, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

This Power of Attorney is effective June 6, 2000 and remains in effect until revoked or revised.


                               /S/ Thomas D. Higley
                                 ----------------------
                                Thomas D. Higley
                                Vice President